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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 25, 2002

                           EOTT ENERGY PARTNERS, L.P.
               (Exact Name of Registrant as Specified in Charter)

         DELAWARE                       1-12872                  76-0424520
(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
     of Incorporation)                                       Identification No.)


                       2000 West Sam Houston Parkway South
                                    Suite 400
                              Houston, Texas 77042
              (Address of Principal Executive Offices and Zip Code)

                                 (713) 993-5200
              (Registrant's telephone number, including area code)

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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(b) On March 25, 2002, the board of directors of EOTT Energy Corp., the general partner of EOTT Energy Partners, L.P. ("EOTT"), authorized the engagement of PricewaterhouseCoopers LLP ("PWC") as the independent accountant for EOTT Energy Partners, L.P. PWC begins its audit of EOTT's 2001 results effective immediately. The timing for completion and issuance of PWC's audit report, however, is dependent upon EOTT's reconstitution of an independent audit committee. EOTT is in the process of reviewing candidates for the board of directors of its general partner. These candidates would replace board members who recently resigned and would qualify as independent directors for the audit committee. The members of such independent audit committee must be considered by PWC's engagement acceptance process, and must formally engage PWC in order for PWC to complete and issue its audit report. EOTT's press release dated March 25, 2002 announcing the selection of PWC is attached hereto as Exhibit 99.1.

         EOTT did not consult with PWC with regard to (i) any matter concerning the application of accounting principles to any specific transactions, either completed or proposed, or the type of audit opinion that might be rendered with respect to EOTT's financial statements; or (ii) any matter that was either the subject of a "disagreement," as that term is defined in Item 304 of Regulation S-K and the related instructions applicable to Item 304 of Regulation S-K, or a "reportable event," as that term is defined in Item 304(a)(1)(v) of Regulation S-K.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS.

(a)      Financial Statements of Business Acquired.

         Not applicable.

(b)      Pro forma financial information.

         Not applicable.

(c)      Exhibits.

         The following exhibits are filed herewith:

         99.1  EOTT Energy Partners, L.P. press release dated March 25, 2002

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  EOTT ENERGY PARTNERS, L.P.
                                  (A Delaware limited partnership)
                                  (REGISTRANT)
Date:  March 26, 2002             By:  EOTT ENERGY CORP., as General Partner

                                  By:      /s/ Lori Maddox
                                     ------------------------------------------
                                  Name:   Lori Maddox
                                  Title:  Vice President and Controller
                                          (Principal Accounting Officer)

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                                INDEX TO EXHIBITS

EXHIBIT
NUMBER         EXHIBIT DESCRIPTION
-------        -------------------
99.1           EOTT Energy Partners, L.P. press release dated March 25, 2002